UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 12, 2016

PZENA INVESTMENT MANAGEMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

320 Park Avenue, New York, New York	10022
(Address of Principal Executive Offices)	Zip Code

Registrant’s Telephone Number, Including Area Code: (212) 355-1600

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note

This current report on Form 8-K/A (the "Amendment") amends the record date for the year-end dividend referenced in the press release referenced in Item 2.01 and attached as Exhibit 99.1 to Item 9.01 of the current report on Form 8-K dated February 9, 2016 ("Original Form 8-K"). Except for the change in record date, this Amendment does not amend or otherwise update any other information in the Original Form 8-K or the press release attached as Exhibit 99.1 thereto. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

ITEM 8.01	Other Events.

On February 12, 2016, Pzena Investment Management, Inc. changed the record date from February 19, 2016 to February 22, 2016 for holders of its Class A common stock in connection with the year-end dividend of $0.32 per share of its Class A common stock payable on March 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pzena Investment Management, Inc.

Dated: February 12, 2016	By:	/s/Gary J. Bachman
Name: Gary J. Bachman
Title: Chief Financial Officer